UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

West Loop Realty Fund

(Class A: REIAX)

(Class C: REICX)

(Institutional Class: REIIX)

ANNUAL REPORT

DECEMBER 31, 2023

West Loop Realty Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the West Loop Realty Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

February 12, 2024

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the West Loop Realty Fund (“the Fund”) applicable for the year ending December 31, 2023.

The Fund’s Institutional Share class (REIIX) produced a total return of +13.31% net of all expenses and fees for the twelve month period ending December 31, 2023. In comparison, the Fund’s benchmark, the MSCI US REIT Index (RMZ) (the “benchmark”), produced a total return of +13.74% over the same period.

2023 Market Review

In spite of the full year positive performance, it was a tale of two markets in 2023. In the first period, the Federal Reserve (the “Fed”) continued the quickest rate hike cycle in history, driving the 10-year Treasury yield from 3.88% on January 1, 2023 to 4.99% on October 18, the highest since 2007. During the year-to-date period through October 27, the RMZ produced a total return of -8.34%, bringing the peak (12/31/21) to trough total return to negative 30.81%.

Following October 27, the 10-year Treasury yield fell from 4.85% to finish the year at 3.87%. During this period, the RMZ produced a total return of +24.10%, and some office Real Estate Investment Trusts (REITs) rallied +50% to +100%. This period was characterized by slowing retail sales, decelerating but positive job growth, and several inflation prints that trended toward the Fed’s stated goal of 2%.

2023 Fund Performance Attribution

In 2023, positive contributors to relative performance included an underweight allocation to the triple net sector, and stock selection in the healthcare and self storage sectors.

An underweight allocation to the triple net sector contributed to the Fund’s performance. The Fund has had an underweight allocation to triple net since inception, which has largely been a headwind given the significant decline in interest rates from 2013 to 2021. While 2022’s strong performance in the face of rising interest rates was surprising, the extreme underperformance made sense in 2023. Given the anticipation of a ‘Fed pivot’, the Fund added a new position in the triple net sector in 2023, the first in several years.

Stock selection within the healthcare sector contributed to the relative performance of the Fund. In particular, the heavy allocation to senior housing (Welltower (NYSE: WELL) and Ventas (NYSE: VTR)) and staying away from diversified REIT Healthpeak (NYSE: PEAK) and hospital REIT Medical Properties Trust (NYSE: MPW) contributed to the Fund’s outperformance. Furthermore, the Fund added an allocation to Healthcare Realty (NYSE: HR) in anticipation of the Fed pivot, which added to the relative outperformance.

Stock selection in the self storage sector contributed to the Fund’s performance. In particular, the Fund had a significant overweight position in Life Storage (NYSE: LSI), which was acquired by ExtraSpace (NYSE: EXR) during the year at a significant premium.

An overweight allocation to the cell tower sector, as well as underweight allocations to the regional mall and specialty sectors, detracted from relative performance.

An overweight allocation to the cell tower sector detracted from relative performance. Cell towers were the worst performers in both 2022 and 2023, after also underperforming in 2021 (though at least with positive performance). The sector had a particularly high exposure to floating rate debt, which disproportionately hurt earnings estimates as interest rates continued to increase. In addition, there was a decline in activity by wireless carriers in building out their 5G networks. The sector did finish the year on a high note, as an activist investor took a large position in Crown Castle (NYSE: CCI), which brought attention to the attractive valuations available in the sector.

1

An underweight allocation to the regional mall sector detracted from the Fund’s performance. The regional mall stocks continue to surprise, as retailers were more active than we expected in leasing physical space at enclosed malls and outlets. A portion of the outperformance for the sector can be attributed to a decline in short interest.

An underweight allocation to the specialty sector detracted from the Fund’s relative performance. The largest member of the Specialty sector is Iron Mountain (NYSE: IRM), which the Fund did not own. The company’s significant investment in data centers finally started to payoff, attracting a new set of investors. However, the company’s legacy paper storage business should cause growth rates to lag those of pure play data center REITs Digital Realty (NYSE: DLR) and Equinix (NASDAQ: EQIX), both holdings of the Fund.

Summary

The turnaround in REIT performance was swift, but unfortunately still tied to interest rates. We are most excited for a stable interest rate environment where REITs are valued based on their cash flow growth prospects and balance sheet risk, the core tenets of the proprietary investment process for the Fund. While REITs appear expensive relative to interest rates, we believe REITs can trade higher, resulting in a prolonged period of premium valuations. We believe this is possible given the bifurcation in cost and available capital between public REITs and their private counterparts. Furthermore, while many other equity sectors have surpassed their prior all-time highs, public REITs remain more than 20% below the prices from the end of 2021, leaving room for a rotation into this relative underperforming sector.

Regards,

Bruce Garrison	Matt Werner
Portfolio Manager	Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the West Loop Realty Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks: Market Risk: The market price of a security may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular issuer, company, or asset class. Real Estate Market: subject to certain risks such as property revaluations, interest rate fluctuations, rental rate fluctuations and operating expenses, increasing vacancies, rising construction costs and potential modifications to government regulations. REITs: REITs are dependent upon management skills, generally may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and tax risks. Recent Market Events: Periods of market volatility may occur in response to market events and other economic, political, and global macro factors, such as the Covid-19 pandemic, government actions to mitigate its effects, and the rise of inflation, could adversely affect the value and liquidity of the Fund’s investments. Sector Concentration: Focus on the real estate sector may present more risks than if broadly diversified. Management and Strategy. The evaluation and selection of the Fund’s investments depend on the judgment of the Fund’s Sub-Advisor, which may prove to be incorrect. Equity: The value of equity securities may fall due to general market and economic conditions, perceptions regarding the real estate industry, or factors relating to specific companies. Market Capitalization: Small- to medium-sized real estate company shares can be more volatile than large company stocks, and may be subject to more abrupt or erratic market movements. Growth-Oriented Investment Strategy: Growth securities typically are very sensitive to market movements. When revenues do not meet expectations, the prices of growth securities typically fall. Non-Diversification: Focus in the securities of fewer issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Interest Rate: Rising interest rates may impact the prices of REITS, and could increase operating costs and reduce the ability of REITs and other real estate companies to carry out acquisitions or expansions in a cost-effective manner. Tax: investing in a relatively small number of securities may cause the Fund to inadvertently fail to satisfy the tax diversification requirements applicable to regulated investment companies. If the Fund were to fail those requirements, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Liquidity: The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or it may only be able to sell those investments at a loss. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Convertible Securities: Convertible securities are subject to market and interest rate risk and credit risk. Fixed Income Securities: Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. Preferred Stock: The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, and changes in interest rates. Warrants and Rights: Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security, may lack a liquid secondary market for resale, and their prices may fluctuate as a result of speculation or other factors. Foreign investment: These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies.

2

Triple Net REITs: REITs with long term leases on freestanding buildings to a single tenant. The leases are net of capital expenditures, insurances, and real estate taxes to the landlord, so the tenant is responsible for all.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. One cannot invest in an index.

Please refer to the Schedule of Investments in this report for details on Fund holdings.

3

West Loop Realty Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares with a similar investment in the MSCI US REIT Index during the periods shown. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITS that are included in the MSCI US Investible Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A¹	13.05%	7.86%	7.59%
Class C²	12.17%	7.05%	6.79%
Institutional Class³	13.31%	8.12%	7.86%
After deducting maximum sales charge
Class A¹	6.56%	6.60%	6.96%
Class C²	11.17%	7.05%	6.79%
MSCI US REIT Index	13.74%	7.40%	7.60%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchases of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of purchase.
[3]	Institutional Class shares do not have any initial or contingent deferred sales charge.

4

West Loop Realty Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 1.85% and 1.35%, respectively, for Class C shares were 2.60% and 2.10%, respectively, and for Institutional Class shares were 1.60% and 1.10%, respectively, which were the amounts stated in the current prospectus dated April 30, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.35%, 2.10% and 1.10% of the average daily net assets of the Class A shares, Class C shares and Institutional Class shares, respectively. This agreement is in effect until April 30, 2024 and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

West Loop Realty Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS — 98.9%
	REAL ESTATE — 98.9%
	REITS-CELL TOWERS — 14.0%
5,100	American Tower Corp. - REIT	$1,100,988
4,600	Crown Castle International Corp. - REIT	529,874
6,700	SBA Communications Corp. - REIT	1,699,723
		3,330,585

	REITS-DATA CENTERS — 10.7%
10,000	Digital Realty Trust, Inc. - REIT	1,345,800
1,500	Equinix, Inc. - REIT	1,208,085
		2,553,885

	REITS-DIVERSIFIED — 0.5%
10,000	Armada Hoffler Properties, Inc. - REIT	123,700

	REITS-HEALTH CARE — 12.5%
28,500	Healthcare Realty Trust, Inc. - REIT	491,055
30,000	Ventas, Inc. - REIT	1,495,200
11,000	Welltower, Inc. - REIT	991,870
		2,978,125

	REITS-INDUSTRIAL — 15.5%
24,000	Americold Realty Trust - REIT	726,480
30,000	Plymouth Industrial REIT, Inc. - REIT	722,100
11,000	Prologis, Inc. - REIT	1,466,300
13,500	Rexford Industrial Realty, Inc. - REIT	757,350
		3,672,230

	REITS-OFFICE PROPERTY — 2.8%
29,000	Highwoods Properties, Inc.	665,840

	REITS-REGIONAL MALLS — 3.3%
5,500	Simon Property Group, Inc. - REIT	784,520

	REITS-RESIDENTIAL — 19.3%
30,000	American Homes 4 Rent - REIT	1,078,800
7,100	AvalonBay Communities, Inc. - REIT	1,329,262
10,000	Camden Property Trust - REIT	992,900
17,000	Invitation Homes, Inc. - REIT	579,870
4,500	Sun Communities, Inc. - REIT	601,425
		4,582,257

6

West Loop Realty Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE (Continued)
	REITS-SHOPPING CENTERS — 7.1%
20,000	Brixmor Property Group, Inc.	$465,400
29,000	CTO Realty Growth, Inc. - REIT	502,570
28,000	InvenTrust Properties Corp. - REIT	709,520
		1,677,490

	REITS-SINGLE TENANT — 3.6%
20,000	NNN REIT, Inc.	862,000

	REITS-STORAGE — 9.6%
6,000	Extra Space Storage, Inc. - REIT	961,980
4,300	Public Storage, Inc. - REIT	1,311,500
		2,273,480
	TOTAL COMMON STOCKS
	(Cost $17,113,967)	23,504,112

Principal Amount
	SHORT-TERM INVESTMENTS — 0.9%
$225,773	UMB Bank, Money Market Fiduciary Deposit Investment, 0.01%[1]	225,773
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $225,773)	225,773
	TOTAL INVESTMENTS — 99.8%
	(Cost $17,339,740)	23,729,885
	Other Assets in Excess of Liabilities — 0.2%	41,350
	TOTAL NET ASSETS — 100.0%	$23,771,235

REIT – Real Estate Investment Trusts

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

7

West Loop Realty Fund

SUMMARY OF INVESTMENTS

As of December 31, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
REITS-Residential	19.3%
REITS-Industrial	15.5%
REITS-Cell Towers	14.0%
REITS-Health Care	12.5%
REITS-Data Centers	10.7%
REITS-Storage	9.6%
REITS-Shopping Centers	7.1%
REITS-Single Tenant	3.6%
REITS-Regional Malls	3.3%
REITS-Office Property	2.8%
REITS-Diversified	0.5%
Total Common Stocks	98.9%
Short-Term Investments	0.9%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

8

West Loop Realty Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2023

Assets:
Investments, at value (cost $17,339,740)	$23,729,885
Receivables:
Fund shares sold	89
Dividends and interest	90,177
Prepaid expenses	28,134
Total assets	23,848,285

Liabilities:
Payables:
Fund shares redeemed	12,496
Advisory fees	443
Shareholder servicing fees (Note 7)	3,734
Distribution fees - Class A & Class C (Note 6)	1,360
Fund services fees	16,086
Auditing fees	20,150
Trustees' deferred compensation (Note 3)	14,636
Chief Compliance Officer fees	1,486
Trustees' fees and expenses	119
Accrued other expenses	6,540
Total liabilities	77,050
Commitments and contingencies (Note 3)
Net Assets	$23,771,235

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$16,870,431
Total distributable earnings (accumulated deficit)	6,900,804
Net Assets	$23,771,235

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$4,131,175
Shares of beneficial interest issued and outstanding	311,609
Redemption price	$13.26
Maximum sales charge (5.75% of offering price)	0.81
Maximum offering price to public	$14.07

Class C Shares:
Net assets applicable to shares outstanding	$1,073,103
Shares of beneficial interest issued and outstanding	81,408
Redemption price	$13.18
Maximum sales charge (1.00% of offering price)	0.13
Maximum offering price to public	$13.31

Institutional Class Shares:
Net assets applicable to shares outstanding	$18,566,957
Shares of beneficial interest issued and outstanding	1,397,775
Redemption price	$13.28

See accompanying Notes to Financial Statements.

9

West Loop Realty Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

Investment income:
Dividends	$712,179
Interest	45
Total investment income	712,224

Expenses:
Advisory fees	214,614
Shareholder servicing fees (Note 7)	20,849
Distribution fees - Class A (Note 6)	10,080
Distribution fees - Class C (Note 6)	12,252
Fund services fees	72,879
Registration fees	51,181
Chief Compliance Officer fees	21,268
Auditing fees	20,750
Legal fees	19,019
Trustees' fees and expenses	10,701
Shareholder reporting fees	9,801
Miscellaneous	7,001
Insurance fees	2,084
Tax expense	971
Total expenses	473,450
Advisory fees recovered (waived)	(172,522)
Net expenses	300,928
Net investment income (loss)	411,296

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on investments	829,302
Net change in unrealized appreciation/depreciation on investments	1,818,159
Net realized and unrealized gain (loss)	2,647,461

Net Increase (Decrease) in Net Assets from Operations	$3,058,757

See accompanying Notes to Financial Statements.

10

West Loop Realty Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$411,296	$417,512
Net realized gain (loss) on investments	829,302	2,303,881
Net change in unrealized appreciation/depreciation on investments	1,818,159	(13,472,374)
Net increase (decrease) in net assets resulting from operations	3,058,757	(10,750,981)
Distributions to Shareholders:
Distributions:
Class A	(88,061)	(432,817)
Class C	(16,601)	(134,571)
Institutional Class	(467,366)	(2,415,804)
Total distributions to shareholders	(572,028)	(2,983,192)
Capital Transactions:
Net proceeds from shares sold:
Class A	234,369	324,101
Class C	-	178,463
Institutional Class	963,893	3,073,645
Reinvestment of distributions:
Class A	86,987	420,496
Class C	16,452	133,520
Institutional Class	447,989	2,303,071
Cost of shares redeemed:
Class A	(583,715)	(1,429,083)
Class C	(411,164)	(453,261)
Institutional Class	(6,500,790)	(9,988,093)
Net increase (decrease) in net assets from capital transactions	(5,745,979)	(5,437,141)

Total increase (decrease) in net assets	(3,259,250)	(19,171,314)
Net Assets:
Beginning of period	27,030,485	46,201,799
End of period	$23,771,235	$27,030,485
Capital Share Transactions:
Shares sold:
Class A	18,271	20,996
Class C	-	12,423
Institutional Class	77,916	196,879
Shares reinvested:
Class A	6,921	34,951
Class C	1,305	11,348
Institutional Class	35,714	190,336
Shares redeemed:
Class A	(47,147)	(95,637)
Class C	(33,362)	(29,693)
Institutional Class	(520,710)	(631,392)
Net increase (decrease) in capital share transactions	(461,092)	(289,789)

See accompanying Notes to Financial Statements.

11

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.99	$18.16	$14.06	$14.96	$12.20
Income from Investment Operations:
Net investment income (loss)[1]	0.18	0.16	0.10	0.14	0.15
Net realized and unrealized gain (loss)	1.36	(4.92)	5.41	(0.63)	3.45
Total from investment operations	1.54	(4.76)	5.51	(0.49)	3.60

Less Distributions:
From net investment income	(0.20)	(0.15)	(0.13)	(0.19)	(0.17)
From net realized gain	(0.07)	(1.26)	(1.28)	(0.22)	(0.67)
Total distributions	(0.27)	(1.41)	(1.41)	(0.41)	(0.84)

Net asset value, end of period	$13.26	$11.99	$18.16	$14.06	$14.96

Total return[2]	13.05%	(26.15)%	39.41%	(3.25)%	29.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,131	$3,999	$6,777	$5,213	$7,193

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	2.04%	1.85%	1.68%	1.61%	1.54%
After fees waived and expenses absorbed/recovered	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.78%	0.53%	0.30%	0.76%	0.83%
After fees waived and expenses absorbed/recovered	1.47%	1.03%	0.63%	1.02%	1.02%

Portfolio turnover rate	41%	36%	31%	39%	22%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge ("CDSC") of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.

See accompanying Notes to Financial Statements.

12

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.92	$18.05	$14.01	$14.90	$12.16
Income from Investment Operations:
Net investment income (loss)[1]	0.09	0.04	(0.02)	0.04	0.04
Net realized and unrealized gain (loss)	1.35	(4.87)	5.37	(0.63)	3.44
Total from investment operations	1.44	(4.83)	5.35	(0.59)	3.48

Less Distributions:
From net investment income	(0.11)	(0.04)	(0.03)	(0.08)	(0.07)
From net realized gain	(0.07)	(1.26)	(1.28)	(0.22)	(0.67)
Total distributions	(0.18)	(1.30)	(1.31)	(0.30)	(0.74)

Net asset value, end of period	$13.18	$11.92	$18.05	$14.01	$14.90

Total return[2]	12.17%	(26.67)%	38.30%	(3.94)%	28.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,073	$1,352	$2,155	$1,799	$2,334

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	2.79%	2.60%	2.43%	2.36%	2.29%
After fees waived and expenses absorbed/recovered	2.10%	2.10%	2.10%	2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.03%	(0.22)%	(0.45)%	0.01%	0.08%
After fees waived and expenses absorbed/recovered	0.72%	0.28%	(0.12)%	0.27%	0.27%

Portfolio turnover rate	41%	36%	31%	39%	22%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% on any shares sold within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

13

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.01	$18.19	$14.08	$14.97	$12.22
Income from Investment Operations:
Net investment income (loss) [1]	0.21	0.20	0.15	0.18	0.18
Net realized and unrealized gain (loss)	1.37	(4.93)	5.40	(0.64)	3.45
Net increase from payments by affiliates	-	-	-	0.01	-
Total from investment operations	1.58	(4.73)	5.55	(0.45)	3.63

Less Distributions:
From net investment income	(0.24)	(0.19)	(0.16)	(0.22)	(0.21)
From net realized gain	(0.07)	(1.26)	(1.28)	(0.22)	(0.67)
Total distributions	(0.31)	(1.45)	(1.44)	(0.44)	(0.88)

Net asset value, end of period	$13.28	$12.01	$18.19	$14.08	$14.97

Total return[2]	13.31%	(25.96)%	39.71%	(2.92)%[3]	29.86%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,567	$21,679	$37,270	$27,493	$50,845

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.79%	1.60%	1.43%	1.36%	1.29%
After fees waived and expenses absorbed/recovered	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	1.03%	0.78%	0.55%	1.01%	1.08%
After fees waived and expenses absorbed/recovered	1.72%	1.28%	0.88%	1.27%	1.27%

Portfolio turnover rate	41%	36%	31%	39%	22%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	The Advisor and UMBFS reimbursed the Fund $17,640 for losses from a trade error. The payment had a impact of 0.07% to the total return.

See accompanying Notes to Financial Statements.

14

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1 – Organization

West Loop Realty Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to September 30, 2014, the Fund was known as Chilton Realty Income and Growth Fund. The Fund seeks to achieve current income and long-term growth of capital. The Fund commenced investment operations on December 31, 2013, with three classes of shares, Class A, Class C, and Institutional Class. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, "Financial Services - Investment Companies", Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

15

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

(b) Real Estate Market Risk

The Fund concentrates investment of its assets in the real estate industry. Therefore, investment in the Fund will be closely linked to the performance of the real estate markets and will be susceptible to adverse economic, legal, regulatory, employment, cultural or technological developments in the industry.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

FASB Accounting Standard Codification, "Accounting for Uncertainty in Income Taxes", Topic 740 (ASC 740) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2020-2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividend income from real estate investment trusts (“REITs”) may be classified as dividend, capital gains, and/or return of capital. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

16

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets. The Advisor engages Chilton Capital Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.35%, 2.10%, and 1.10% of the average daily net assets of the Class A Shares, Class C Shares, and Institutional Class Shares, respectively. This agreement is in effect until April 30, 2024, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2023, the Advisor waived a portion of its advisory fees totaling $172,522. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2023, the amount of these potentially recoverable expenses was $478,783. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statements of Assets and Liabilities. The Advisor may recapture all or a portion of these amounts no later than December 31 of the years stated below:

2024	132,095
2025	174,166
2026	172,522
Total	$478,783

UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2023, are reported on the Statement of Operations as Fund services fees.

17

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2023, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2023, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$17,372,459

Gross unrealized appreciation	$6,443,751
Gross unrealized depreciation	(86,325)
Net unrealized appreciation (depreciation) on investments	$6,357,426

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

18

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified to Capital and Total distributable income (loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Investment Income (Loss)
$(630)	$630

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	558,014
Tax accumulated earnings	558,014

Unrealized Deferred Compensation	(14,636)
Accumulated capital and other losses	-
Unrealized appreciation (depreciation) on investments	6,357,426
Total accumulated earnings (deficit)	$6,900,804

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

Distribution paid from:	2023	2022
Ordinary income	$409,649	$432,863
Net long-term capital gains	162,379	2,550,329
Total distributions paid	$572,028	$2,983,192

Note 5 – Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $10,099,430 and $15,722,706, respectively.

Note 6 –Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

19

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

For the year ended December 31, 2023, distribution fees incurred are disclosed on the Statement of Operations.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor.  The marketing agreement between the Advisor and HRC is not part of the Plan. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, "Fair Value Measurement and Disclosures", Topic 820 (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

20

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$23,504,112	$-	$-	$23,504,112
Short-Term Investments	225,773	-	-	225,773
Total Investments	$23,729,885	$-	$-	$23,729,885

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 – New Accounting Pronouncement

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the Fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

21

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of West Loop Realty Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of West Loop Realty Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 29, 2024

23

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended December 31, 2023, 2.39% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2023, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

For the year ended December 31, 2023, the Fund designates $162,379 as long-term capital gain distributions.

For the year ended December 31, 2023, the Fund designates income dividends of 97.08% as Section 199A dividends as defined in Proposed Treasury Regulation 1.199A-3(d).

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997–2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

24

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	4

SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	Investment Managers Series Trust III, a registered investment company (includes 5 portfolios), Source Capital, Inc., a closed-end investment company.

25

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

[c]	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of 41 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the Bramshill Multi-Strategy Income Fund, Robinson Opportunistic Income Fund, Robinson Tax Advantaged Income Fund, Securian AM Balanced Stabilization Fund, and Securian AM Equity Stabilization Fund which are offered in separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
[e]	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

26

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Effective June 16, 2022, Eric M. Banhazl, who served as a Trustee of the Trust from January 2008 to June 14, 2022, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

27

West Loop Realty Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period 7/1/23 – 12/31/23*
Class A
Actual Performance	$1,000.00	$ 1,052.90	$7.02
Hypothetical (5% annual return before expenses)	1,000.00	1,018.37	6.90
Class C
Actual Performance	1,000.00	1,048.40	10.88
Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.70
Institutional Class
Actual Performance	1,000.00	1,053.40	5.73
Hypothetical (5% annual return before expenses)	1,000.00	1,019.62	5.64

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36%, 2.11% and 1.11% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

28

West Loop Realty Fund

A series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

88 Pine Street, 31st Floor, Suite 3101

New York, New York 10005

Sub-Advisor

Chilton Capital Management LLC

1177 West Loop South, Suite 1750

Houston, Texas 77027

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
West Loop Realty Fund - Class A	REIAX	46141P 446
West Loop Realty Fund - Class C	REICX	46141P 438
West Loop Realty Fund - Institutional Class	REIIX	46141P 420

Privacy Principles of the West Loop Realty Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the West Loop Realty Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 207-7108

West Loop Realty Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$ 19,150	$ 18,550
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/08/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/08/2024